UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO.1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2006

Openwave Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Seaport Boulevard Redwood City, CA	94063
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (650) 480-8000

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K filed by Openwave Systems Inc. (“Openwave”) on January 19, 2006. This amendment provides the audited historical financial statements of Musiwave S. A., (“Musiwave”), a business acquired by Openwave on January 13, 2006, as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not required to be included in the Form 8-K originally filed on January 19, 2006.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The required audited financial statements of Musiwave as of and for the twelve-month period ended June 30, 2005 are filed herewith as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

The required pro forma financial information as of and for the twelve months ended June 30, 2005 is furnished herewith as Exhibit 99.2 and is incorporated in its entirety herein by reference.

The required pro forma financial information as of and for the six months ended December 31, 2005 is furnished herewith as Exhibit 99.3 and is incorporated in its entirety herein by reference.

(d)	Exhibits.

Exhibit Number	Description
2.1*	Amended and Restated Stock Purchase Agreement by and among Openwave Systems Inc. and the Sellers as defined therein, dated as of November 9, 2005

23.1	Consent of KPMG S.A., Independent Auditors

99.1	Consolidated audited financial statements of Musiwave S.A. as of and for the twelve-month period ended June 30, 2005 and Independent Auditors’ Report thereon

99.2	Pro Forma financial information as of and for the twelve months ended June 30, 2005

99.3	Pro Forma financial information as of and for the six months ended December 31, 2005

*	Previously filed as an exhibit to Openwave’s Current Report on Form 8-K/A filed on November 14, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OPENWAVE SYSTEMS INC.

By:	/S/ Harold L. Covert
Name:	Harold L. Covert
Title:	Executive Vice President and Chief Financial Officer

Date: March 24, 2006

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Amended and Restated Stock Purchase Agreement by and among Openwave Systems Inc. and the Sellers as defined therein, dated as of November 9, 2005

23.1	Consent of KPMG S.A., Independent Auditors.

99.1	Consolidated audited financial statements of Musiwave S.A. as of and for the twelve-month period ended June 30, 2005 and Independent Auditors’ Report thereon.

99.2	Pro Forma financial information as of and for the twelve months ended June 30, 2005.

99.3	Pro Forma financial information as of and for the six months ended December 31, 2005.

*	Previously filed as an exhibit to Openwave’s Current Report on Form 8-K/A filed on November 14, 2005